UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2024
CARTER BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-39731	85-3365661
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
1300 Kings Mountain Road, Martinsville, Virginia 24112
(Address of Principal Executive Offices) (Zip Code)
(276) 656-1776
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CARE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. - Other Events.
Carter Bankshares, Inc. issues Statement Regarding the Dismissal of Lawsuit filed by GLAS Trust Company, LLC against Carter Bank & Trust
In order to provide clarity and further information regarding the dismissal on August 28, 2024 of the lawsuit filed against Carter Bank & Trust (“Carter Bank”) in the United States District Court for the Western District of Virginia (Danville Division) on February 10, 2024 (the “GLAS Trust Lawsuit”) by GLAS Trust Company, LLC, in its capacity as Note Trustee (“GLAS Trust”), Carter Bankshares, Inc. (the “Company”) issues this statement.
Pursuant to a confidential settlement, Carter Bank has obtained a voluntary stipulation of dismissal of the GLAS Trust Lawsuit “with prejudice.” This means that GLAS Trust may not bring any future legal action in any court based on the facts alleged in the GLAS Trust Lawsuit. Moreover, in connection with the dismissal of the GLAS Trust Lawsuit, GLAS Trust and certain affiliates and parties on whose behalf it is acting have executed a release that waives any and all causes of action of any kind that they might claim to have against Carter Bank.
The dismissal of the GLAS Trust Lawsuit ends all pending litigation brought against Carter Bank in connection with its lending relationship with James C. Justice, II and the entities in which he has an interest (the “Justice Entities”). Also in connection with the dismissal of the GLAS Trust Lawsuit, the Justice Entities have executed documents reaffirming the legality, validity and binding nature of all loan documents they have executed in favor of Carter Bank.
Information regarding the financial impact of the settlement will be provided in the Company’s earnings release and Form 10-Q for the quarter ended September 30, 2024.

Important Note Regarding Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to the Company’s financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting the Company and its future business and operations, and specifically including information and expectations related to Carter Bank’s loans to the Justice Entities. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements. For a discussion of factors that could affect our business and financial results, see the “Risk Factors” outlined in our periodic and current report filings with the Securities and Exchange Commission. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. The Company cautions you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER BANKSHARES, INC.
(Registrant)

Date: August 28, 2024	By:	/s/ Litz H. Van Dyke
	Name:	Litz H. Van Dyke
	Title:	Chief Executive Officer